Filed by Alphabet Inc.

Pursuant to Rule 425 under the Securities Act of 1933, as amended

Subject Company: Alphabet Inc.

Form S-4 File Number: 333-209515

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2016

ALPHABET INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37580	61-1767919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Amphitheatre Parkway

Mountain View, CA 94043

(Address of principal executive offices, including zip code)

(650) 253-0000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 27, 2016, Alphabet Inc. (the “Company”) completed its previously announced debt exchange offers (the “Exchange Offers”) to exchange any and all validly tendered and not validly withdrawn 3.625% Notes due 2021 (the “Old 2021 Notes”) and 3.375% Notes due 2024 (the “Old 2024 Notes” and, together with the Old 2021 Notes, the “Google Notes”) issued by Google Inc. (“Google”), the Company’s wholly-owned subsidiary, for new notes issued by the Company (as described below). Pursuant to the Exchange Offers, the aggregate principal amounts of the Google Notes set forth below were validly tendered and accepted and subsequently cancelled:

(i) $826,657,000 aggregate principal amount of Old 2021 Notes; and

(ii) $853,693,000 aggregate principal amount of Old 2024 Notes.

Following such cancellation, $173,343,000 aggregate principal amount of Old 2021 Notes and $146,307,000 aggregate principal amount of Old 2024 Notes remain outstanding.

In connection with the Exchange Offers, the Company also solicited consents from holders of the Google Notes to amend (the “Proposed Amendments”) the indenture governing the Google Notes to, among other things, eliminate substantially all of the restrictive covenants, including the merger covenant and the reporting covenant. Prior to the acceptance for exchange of the validly tendered Google Notes by the Company, Google received the requisite number of consents to adopt the Proposed Amendments, entered into the first supplemental indenture, dated as of April 27, 2016 (the “Google First Supplemental Indenture”), between Google and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), and, with respect to each series of Google Notes that remain outstanding after the settlement of the Exchange Offers, amended the indenture governing the Google Notes to adopt the Proposed Amendments.

In connection with the settlement of the Exchange Offers, on April 27, 2016, the Company issued (i) $826,657,000 aggregate principal amount of 3.625% Notes due 2021 (the “2021 Notes”) and (ii) $853,693,000 aggregate principal amount of 3.375% Notes due 2024 (the “2024 Notes” and, together with the 2021 Notes, the “Notes”) in exchange for the validly tendered and accepted Google Notes. The Notes have been registered under the Securities Act of 1933, as amended (the “Act”) pursuant to a Registration Statement on Form S-4 (No. 333-209515) which was filed with the Securities and Exchange Commission (the “SEC”) on February 12, 2016, was amended by Amendment No. 1 to the Registration Statement on March 29, 2016 and became effective on April 7, 2016. The terms of the Notes are further described in the Company’s prospectus dated April 7, 2016, as filed with the SEC under Rule 424(b)(3) of the Act on that date. The Notes are unsecured general obligations of the Company and will rank equally with each other and with all other unsecured and unsubordinated indebtedness of the Company from time to time outstanding. The Notes are structurally subordinated to the indebtedness and other liabilities of the Company’s subsidiaries (including the remaining outstanding Google Notes).

The Notes are governed by the terms of an indenture, dated as of February 12, 2016, between the Company and the Trustee, as supplemented by the first supplemental indenture, dated as of April 27, 2016, between the Company and the Trustee (the “Alphabet First Supplemental Indenture”).

The foregoing summary of the Google First Supplemental Indenture and the Alphabet First Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Google First Supplemental Indenture and the Alphabet First Supplemental Indenture, copies of which are filed with this Current Report on Form 8-K as Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated herein by reference.

The Company issued a press release relating to the matters disclosed in this Current Report on Form 8-K on April 26, 2016. A copy of the press release is filed and attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	First Supplemental Indenture, dated April 27, 2016, between Google Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	First Supplemental Indenture, dated April 27, 2016, between Alphabet Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Form of Alphabet Inc.’s 3.625% Notes due 2021 (included in Exhibit 4.2)

4.4	Form of Alphabet Inc.’s 3.375% Notes due 2024 (included in Exhibit 4.2)

99.1	Press release dated April 26, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHABET INC.

Date: April 27, 2016	/s/ Kent Walker
Kent Walker
Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

4.1	First Supplemental Indenture, dated April 27, 2016, between Google Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	First Supplemental Indenture, dated April 27, 2016, between Alphabet Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Form of Alphabet Inc.’s 3.625% Notes due 2021 (included in Exhibit 4.2)

4.4	Form of Alphabet Inc.’s 3.375% Notes due 2024 (included in Exhibit 4.2)

99.1	Press release dated April 26, 2016.